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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): MARCH 3, 2006

                                   ATARI, INC.
               (Exact name of registrant as specified in charter)


                                    DELAWARE
                          (State or other jurisdiction
                        of incorporation or organization)

                         Commission File Number: 0-27338


                                   13-3689915
                      (I.R.S. employer identification no.)

                                417 FIFTH AVENUE
                            NEW YORK, NEW YORK 10016
                         (Address of principal executive
                          offices, including zip code)

                                 (212) 726-6500
              (Registrant's telephone number, including area code)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR
          STANDARD; TRANSFER OF LISTING

      (a) On March 3, 2006, Atari, Inc. received a notice from The Nasdaq Stock Market advising that we have 180 calendar days, or until August 30, 2006, to regain compliance with the Nasdaq National Market's $1.00 minimum bid price requirement, as set forth in Nasdaq Marketplace Rule 4450(a)(5). We received this notice because the bid price of our common stock has closed below $1.00 per share for 30 consecutive business days. This notification has no effect on the listing of our common stock at this time.


      The notice letter also states that if, at any time before August 30, 2006, the bid price of our common stock closes at $1.00 per share or more for a minimum of 10 consecutive business days, the Nasdaq staff will provide us with written notification that we have achieved compliance with the minimum bid price rule. However, the notice states that if we do not regain compliance with such rule by August 30, 2006, the Nasdaq staff will provide us with written notification that our common stock will be delisted.

      In the event that we receive notice that our common stock will be delisted, Nasdaq rules permit us to appeal any delisting determination by the Nasdaq staff to a Nasdaq Listings Qualifications Panel. In addition, Nasdaq Marketplace Rule 4450(i) may permit us to transfer our common stock to the Nasdaq Capital Market if our common stock satisfies all criteria for initial inclusion on such market other than compliance with the minimum bid price rule. In the event of such a transfer, we would be afforded an additional 180 calendar days to regain compliance.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ATARI, INC.


                                        By: /s/ Kristina K. Pappa
                                            ------------------------------------
                                            Kristina K. Pappa
                                            Vice President and General Counsel


Date: March 9, 2006

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